Exhibit 99.1


          CERTIFICATION PURSUANT TO
           18 U.S.C. SECTION 1350,
           AS ADOPTED PURSUANT TO
             SECTION 906 OF THE
         SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Epolin, Inc. (the "Company") on Form 10-KSB for the year ended February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
          Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 6, 3003             /s/ Murray S. Cohen
                                  Murray S. Cohen,
                                  Chairman of the Board and Chief
                                  Executive Officer
                                  (Principal Executive Officer)


Date: May 6, 2003            /s/ James Ivchenko
                                 James Ivchenko,
                                 President (Principal Financial
                                 Officer)